UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 26, 2010

Addus HomeCare Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34504	20-5340172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2401 South Plum Grove Road, Palatine, Illinois		60067
(Address of principal executive offices)		(Zip Code)

(847) 303-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On July 26, 2010, Addus HealthCare, Inc. (“Addus HealthCare”), a wholly owned subsidiary of Addus HomeCare Corporation (the “Company”), and certain subsidiaries of Addus HealthCare (together with Addus HealthCare, the “Borrowers”), entered into a joinder, consent and amendment (the “Amendment”) to the Loan and Security Agreement, dated as of November 2, 2009 (as amended, the “Credit Agreement”), among the Borrowers, Fifth Third Bank, as agent, the financial institutions from time to time parties thereto (“Lenders”), and the Company, as guarantor. Pursuant to the Amendment, (i) a new term loan has been added to the Credit Agreement in the aggregate principal amount of $5,000,000 with a maturity date of January 5, 2013, (ii) the requisite Lenders have consented to the acquisition of certain assets of Advantage Health Systems, Inc., a South Carolina corporation (“Advantage”), by Addus HealthCare (South Carolina), Inc. (“Addus South Carolina”), a wholly-owned subsidiary of Addus HealthCare, pursuant to an Asset Purchase Agreement (the “Purchase Agreement”), dated as of July 26, 2010, by and among Addus South Carolina, Advantage, Paul Mitchell, as the Seller Representative (the “Seller Representative”) and Paul Mitchell, Valerie Aiken, Charles Aiken, Kimberly Aiken Cockerham and Henry Motes (collectively, the “Sellers”) and (iii) Addus HealthCare South Carolina has been added as a new borrower under the Credit Agreement. Interest on the new term loan under the Credit Agreement is payable either at a floating rate equal to the 30-day LIBOR, plus an applicable margin of 460 basis points or the LIBOR rate for term periods of one, two, three or six months plus a margin of 460 basis points. Interest will be paid monthly or at the end of the relevant interest period, as determined in accordance with the Credit Agreement. This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Amendment, which is attached as Exhibit 99.1 hereto, and is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 26, 2010, Addus South Carolina, entered into the Purchase Agreement, pursuant to which Addus South Carolina acquired certain of Advantage’s assets used in the operation of its home health agency business, including but not limited to certain contracts, leases, regulatory permits and licenses, records and files. The total consideration payable pursuant to the Purchase Agreement is $8.34 million, comprised of $5.1 million in cash, 252,032 shares of common stock, par value $0.001, of the Company (the “Common Stock”), having an aggregate value of $1.24 million (valued at a price per share equal to the average closing price of the Company’s stock on The Nasdaq Global Market for the three most recent trading days preceding the closing), up to $2.0 million in future cash consideration subject to the achievement of certain EBITDA targets set forth in an Earn-Out Agreement by and among Addus South Carolina, the Company, as guarantor, Advantage, the Seller Representative and the Sellers, dated as of July 26, 2010 (the “Earn-Out Agreement”), and the assumption of certain specified liabilities, including all liabilities and obligations of Advantage with respect to the acquired assets and acquired contracts first arising after the date on which the transactions contemplated by the Purchase Agreement were consummated (the “Transaction”). The closing of the Transaction occurred on June 26, 2010 but was effective as of June 25, 2010. This description of the Purchase Agreement and Earn-Out Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Purchase Agreement and Earn-Out Agreement, which are attached as Exhibit 99.2 hereto and Exhibit 99.3 hereto, respectively, and are incorporated by reference herein.

Addus South Carolina and Advantage each have made customary representations, warranties and covenants in the Purchase Agreement, made for the benefit of the other and negotiated by the parties as of a specified date to govern the contractual rights and relationships, and allocate risks, between the parties in relation to the Transaction. Certain of the assertions embodied in those representations and warranties and the obligations embodied in those covenants are subject to contractual standards of knowledge and materiality and/or are modified or qualified by information in the disclosure schedules delivered to Addus South Carolina.

The Purchase Agreement also contains a prohibition on the transfer of the Common Stock by the Sellers prior to the expiration of an eighteen-month lock-up period, subject to customary exceptions for certain permitted transfers. The Company’s offer and sale of the Common Stock was conducted as a private placement pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D promulgated thereunder, based on the limited nature of the offering and the Sellers’ status as accredited investors. Accordingly, the Common Stock issued in the Transaction is restricted within the meaning of Rule 144 of the Securities Act.

The parties have post-closing indemnification obligations pursuant to the Purchase Agreement customary for transactions of this nature.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 related to the issuance of the Common Stock is hereby incorporated by reference under this Item 3.02.

Item 7.01. Regulation FD Disclosure.

On July 27, 2010, the Company issued a press release announcing the Transaction. A copy of the press release is furnished as Exhibit 99.4 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.4, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K are not filed herewith, but will be filed by amendment within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K are not filed herewith, but will be filed by amendment within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description

99.1	Joinder, Consent and Amendment No. 2 to Loan and Security Agreement, dated as of July 26, 2010, by and among Addus HealthCare, Inc., Addus HealthCare (South Carolina), Inc., Addus HealthCare (Idaho), Inc., Addus HealthCare (Indiana), Inc., Addus HealthCare (Nevada), Inc., Addus HealthCare (New Jersey), Inc., Addus HealthCare (North Carolina), Inc., Benefits Assurance Co., Inc., Fort Smith Home Health Agency, Inc., Little Rock Home Health Agency, Inc., Lowell Home Health Agency, Inc., PHC Acquisition Corporation and Professional Reliable Nursing Service, Inc., as borrowers, Fifth Third Bank, as agent, the financial institutions that are or may from time to time become parties thereto, and Addus HomeCare Corporation, as guarantor.

99.2	Asset Purchase Agreement dated as of July 26, 2010, by and among Addus HealthCare (South Carolina), Inc., Advantage Health Systems, Inc., Paul Mitchell as the Seller Representative and the Sellers set forth on Exhibit A thereto. (1)

99.3	Earn-Out Agreement dated as of July 26, 2010, by and among Addus HealthCare (South Carolina), Inc., Advantage Health Systems, Inc., Paul Mitchell as the Seller Representative and the Sellers set forth on therein.

99.4	Press release of Addus HomeCare Corporation dated July 27, 2010.

(1)	The exhibits and schedules to the Asset Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules and exhibits to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addus HomeCare Corporation

By:	/s/ Francis J. Leonard
Name:	Francis J. Leonard
Title:	Chief Financial Officer

Date: July 27, 2010

Exhibit Index

Exhibit No.	Description

99.1	Joinder, Consent and Amendment No. 2 to Loan and Security Agreement, dated as of July 26, 2010, by and among Addus HealthCare, Inc., Addus HealthCare (South Carolina), Inc., Addus HealthCare (Idaho), Inc., Addus HealthCare (Indiana), Inc., Addus HealthCare (Nevada), Inc., Addus HealthCare (New Jersey), Inc., Addus HealthCare (North Carolina), Inc., Benefits Assurance Co., Inc., Fort Smith Home Health Agency, Inc., Little Rock Home Health Agency, Inc., Lowell Home Health Agency, Inc., PHC Acquisition Corporation and Professional Reliable Nursing Service, Inc., as borrowers, Fifth Third Bank, as agent, the financial institutions that are or may from time to time become parties thereto, and Addus HomeCare Corporation, as guarantor.

99.2	Asset Purchase Agreement dated as of July 26, 2010, by and among Addus HealthCare (South Carolina), Inc., Advantage Health Systems, Inc., Paul Mitchell as the Seller Representative and the Sellers set forth on Exhibit A thereto. (1)

99.3	Earn-Out Agreement dated as of July 26, 2010, by and among Addus HealthCare (South Carolina), Inc., Advantage Health Systems, Inc., Paul Mitchell as the Seller Representative and the Sellers set forth on therein.

99.4	Press release of Addus HomeCare Corporation dated July 27, 2010.

(1)	The exhibits and schedules to the Asset Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules and exhibits to the U.S. Securities and Exchange Commission upon request.